                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CENTURION FUNDS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           CENTURION U.S. EQUITY FUND
                       2425 East Camelback Road, Suite 530
                           Phoenix, Arizona 85016-4200


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          Please take notice that a Special Meeting of shareholders ("Special Meeting") of Centurion U.S. Equity Fund (the "Fund"), a series of Centurion Funds, Inc. (the "Company"), will be held at the offices of Centurion Trust Company, the Fund's investment adviser ("Centurion"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on March 31, 2000, at 3:00 p.m., local time, for the following purpose:

          (1) To approve or disapprove a new sub-investment advisory agreement between Centurion and Trainer, Wortham &
              Company Inc. with respect to the Fund.

          The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

          Holders of record of shares of the Fund at the close of business on January 31, 2000 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

          In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                    By order of the Board of Directors,



                                    Jennifer L. Stecker
                                    Secretary

March 10, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


    Registration                                    Valid Signature
    ------------                                    ---------------

Corporate Accounts

    (1)    ABC Corp.............................    ABC Corp.
    (2)    ABC Corp.............................    John Doe, Treasurer
    (3)    ABC Corp.
           c/o John Doe, Treasurer..............    John Doe
    (4)    ABC Corp. Profit Sharing Plan........    John Doe, Trustee

Trust Accounts

    (1)    ABC Trust............................    Jane B. Doe, Trustee
    (2)    Jane B. Doe, Trustee
           u/t/d 12/28/78.......................    Jane B. Doe

Custodial or Estate Accounts

    (1)    John B. Smith, Cust.
           f/b/o John B. Smith, Jr. UGMA........    John B. Smith
    (2)    Estate of John B. Smith..............    John B. Smith Jr.,
                                                    Executor

                           CENTURION U.S. EQUITY FUND
                       2425 East Camelback Road, Suite 530
                           Phoenix, Arizona 85016-4200

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held On March 31, 2000

General

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Centurion Funds, Inc. (the "Company"), on behalf of Centurion U.S. Equity Fund (the "Fund"), a series of the Company, for use at the Special Meeting of shareholders of the Fund, to be held at the offices of Centurion Trust Company, the Fund's investment adviser ("Centurion"), 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, on March 31, 2000 at 3:00 p.m., local time, and at any and all adjournments thereof (the "Special Meeting").

          This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about March 10, 2000 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

          The cost of preparing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone (approximately $2,500), will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Centurion and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

          If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

          The presence at the Special Meeting, in person or by proxy, of the holders of at least one-third of the votes of the Fund to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

          In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          There is only one proposal in this Proxy Statement (the "Proposal"), and the Fund does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

          The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

          Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present," if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting.

          The Board of the Company has fixed the close of business on January 31, 2000 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

          As of the close of business on the Record Date, 2,729,773.575 shares of the Fund were issued and outstanding. As of the Record Date, Centurion held of record 2,729,773.575 shares (100%) of the Fund. Although the shares of the Fund held of record by Centurion are owned beneficially by clients of Centurion, Centurion has, and intends to exercise, discretionary power to vote such shares in favor of the Proposal. As of the Record Date, the officers and Directors of the Company beneficially owned less than 1% of the issued and outstanding shares of the Fund.

          THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMIANNUAL REPORT, WITHOUT CHARGE, BY CALLING THE fUND AT (800) 451-2010 OR BY WRITING TO THE FUND, 2425 EAST CAMELBACK ROAD, SUITE 530, PHOENIX, ARIZONA 85016-4200.

                    PROPOSAL: APPROVAL OF NEW SUB-INVESTMENT
                    ADVISORY AGREEMENT BETWEEN CENTURION AND
                         TRAINER, WORTHAM & COMPANY INC.
                            WITH RESPECT TO THE FUND

Introduction

          The Board of Directors of the Company is proposing that Fund shareholders approve a new Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") to be entered into between Centurion and Trainer, Wortham & Company Inc. ("Trainer") with respect to the Fund. Centurion, located at 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200, serves as the investment adviser to the Fund. Parametric Portfolio Associates and Credit Suisse Asset Management, LLC ("CSAM") currently provide sub-investment advisory services to the Fund pursuant to separate written agreements. Parametric Portfolio Associates currently manages approximately 90% of the Fund's assets and CSAM manages the remaining 10% of the Fund's assets.

          Trainer is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 845 Third Avenue, 6th Floor, New York, New York 10022. As of December 31, 1999, Trainer had $3.5 billion in assets under management, including $106 million of mutual fund clients.

          At a meeting of the Board of Directors of the Company held on January 13, 2000, the Board approved changes to the Fund's investment goal and policies, as well as the new Sub-Advisory Agreement subject to shareholder approval. The Directors also approved an interim sub-advisory agreement (the "Interim Agreement") appointing Trainer as an interim sub-adviser, and terminated the sub-advisory agreement (the "Prior Agreement") with Parametric Portfolio Associates ("Parametric" or the "Prior Sub-Adviser"). The Interim Agreement will commence on March 15, 2000, the date on which Parametric's services to the Fund will cease, and will terminate on the earlier of 150 days or the receipt of shareholder approval of the Sub-Advisory Agreement. If the 150 days expire without shareholder approval of the Sub-Advisory Agreement, the Board will consider alternative arrangements for the Fund, including having investment management responsibility allocated between Centurion and CSAM. Both the Interim Agreement and the Sub-Advisory Agreement obligate Trainer to provide services identical in nature to the Prior Agreement.

          The form of Sub-Advisory Agreement is attached as Exhibit A and is substantively identical to the Prior Agreement.

Board Consideration and Recommendation

          Centurion regularly reports to the Board of Directors on the success of the Company in achieving its investment goals and on the performance of the Fund's sub-investment advisers, including their performance relative to various objective standards and benchmarks. In prior meetings, Centurion reported to the Board that it was re-evaluating the Fund's emphasis on the utilization of certain strategies designed to minimize the impact of taxes on investors' returns. Centurion noted, in this connection, that it believed that recent shareholder redemption activity in the Fund was largely attributable to shareholder interest in maximizing the Fund's gross performance, rather than performance on an after-tax basis.

          In seeking to more closely align the Fund's investment goal and policies with the interests and objectives of its shareholders, a meeting of the Board of Directors was held on January 13, 2000 to consider Centurion's proposals with respect to the management of the Fund and to re-evaluate the strengths of Parametric, one of the current sub-advisers to the Fund. Based on Centurion's recommendation, the Directors approved changing the Fund's investment goal from "seeking to provide long-term after-tax growth consistent with reasonable efforts to preserve capital" to "seeking to provide long-term growth of capital consistent with reasonable efforts to preserve capital." In connection with the change in objective and strategies (as described below), the Board also approved changing the Fund's benchmark from the Russell 3000(R) Index to the S&P 500 Index.

          In light of the new investment goal, Centurion also recommended to the Board that the relationship with the Prior Sub-Adviser be terminated and that Trainer be appointed as sub-investment adviser to the Fund, subject to shareholder approval. The Board also was asked to consider the Interim Agreement with Trainer as described above.

          At the January 13, 2000 Board meeting, representatives of Centurion met in person with the Directors (including a majority of the non-interested Directors) and described the general terms of the Interim Agreement and the Sub-Advisory Agreement, the anticipated benefits for the Fund and Trainer's proposed services to the Fund. Representatives of Trainer participated in the meeting by telephone and provided the Directors with information on their investment management experience, as well as their plans for managing the Fund. During the course of their deliberations, the Directors (including a majority of the non-interested Directors) considered a variety of factors, including: (i) the nature, quality and extent of services that the Prior Sub-Adviser had provided and that Trainer would provide to the Fund; (ii) the quality of Trainer's investment personnel; (iii) Trainer's financial resources and management style; (iv) Trainer's investment record in managing similar asset classes; (v) Trainer's experience in the area of large cap equity investments and (vi) other information reasonably intended to assure that Trainer could furnish high quality services to the Fund.

          At the Board Meeting, Trainer's representatives also described in detail the strategies and techniques Trainer would utilize to seek to achieve the Fund's new investment goal. For example, Trainer will employ a disciplined, growth-oriented approach utilizing bottom-up fundamental analysis as described below. The Fund's portfolio will be comprised of reasonably priced, high quality, large capitalization companies (defined as companies having $5 billion or more in market capitalization) with a consistent earnings growth rate above that of the market. Approximately 70% to 75% of the Fund's portfolio will be invested in stocks that are among the 100 largest capitalization stocks in the S&P 500 Index. These companies are generally well managed, financially sound industry leaders with proven track records. Trainer believes that attention to sector weightings through theme identification is an important factor to successful portfolio construction. The holding time for the average portfolio position of the Fund will range from three to five years.

          Trainer representatives explained that the firm's stock selection process begins with a generation of investment ideas. Trainer seeks companies that have the following qualities: (i) large capitalization, high quality, industry leaders; (ii) financially sound companies with solid, proven management; (iii) consistent earnings growth rates above those of the market;
(iv) stock prices that have historically outperformed the S&P 500 Index; and (v) a catalyst for further stock price appreciation. Trainer analyzes both company and industry fundamentals and looks for a catalyst for change in stock performance and determines reasonable valuations.

          With respect to portfolio structure, Trainer intends to have the Fund fully invested in approximately 25 to 30 stocks and expects portfolio turnover to range between 25% to 30% annually. Trainer follows a "fundamental deterioration overview" and would consider selling portfolio positions when: (i) there is a negative change in industry or company fundamentals; (ii) an upside price target is reached and the stock's fundamentals are reevaluated (Trainer will trim appreciated positions to control exposure and will sell if there are more attractive alternatives); (iii) if there is a positive change in the fundamentals, the security is held until its upside potential is realized, but Trainer will continue to monitor all drivers of value; and (iv) a stock underperforms the S&P 500 Index by 20% or more for more than three calendar quarters.

          The above strategies will be utilized by Trainer immediately once the Interim Sub-Advisory Agreement is effective and will continue to be utilized by Trainer upon shareholder approval of the new Sub-Advisory Agreement. If shareholders do not approve the new Sub-Advisory Agreement, the Board of Directors will consider whether these strategies continue to be appropriate for the Fund.

          After the consideration of the foregoing factors, the Directors (including a majority of the non-interested Directors) approved both the Interim and new Sub-Advisory Agreements for the Fund, as well as the termination of the Prior Sub-Adviser to take effect on March 15,2000. Based on these changes (and subject to shareholder approval), Trainer will manage approximately 90% of the Fund's assets, while CSAM will continue to manage approximately 10% of the Fund's assets. The Board also determined that the changes to the Fund's investment goal and strategies (as described above) would be effective as of March 15, 2000 to coincide with the effectiveness of the Interim Agreement.

Differences from Prior Investment Strategies

          The Prior Sub-Adviser sought to achieve the Fund's investment objective by providing investment returns that, over the long term, correspond to the performance of the Russell 3000(R) Index, an index that includes many companies with capitalizations smaller than those attracting substantial investment interest during the current market cycle. The Prior Sub-Adviser invested the Fund's assets in domestic companies that it believed were undervalued and demonstrated long-term revenue and earnings growth potential. In evaluating companies for purchase, the Prior Sub-Adviser used a proprietary quantitative model that ranked companies based on long-term price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. The Prior Sub-Adviser also utilized certain strategies designed to minimize the impact of taxes on investors' returns and sought to minimize portfolio turnover in order to defer the realization, and minimize the distribution of, capital gains. When appropriate, the Prior Sub-Advisor would sell securities in order to realize capital losses and would attempt to sell shares on which the Fund had the highest cost basis in order to minimize capital gains distributions.

Description of Trainer, Wortham & Company Inc.

          Trainer provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks and thrift institutions, retirement plans, pension and profit-sharing plans, endowments, foundations, corporations, other business entities and registered investment companies. Trainer specializes in the following investment products: (i) diversified growth equity; (ii) large cap growth equity; (iii) balanced; and (iv) fixed income. As of December 31, 1999, Trainer had $3.5 billion in assets under management, including $106 million of mutual fund clients. Trainer Wortham & Co. manages three equity mutual funds with fees of .75% per fund and two fixed income funds with an expense ratio of 1.00% per fund. As of December 31, 1999, the value of the First Mutual Fund was $68 million, The Reserve Fund was $11 million, Trainer Wortham Large-Cap Growth Fund was $271,000, Trainer Wortham Total Return Bond Fund was $16 million, and Trainer Wortham California Intermediate Tax-Free Fund was $4 million.

          Trainer was organized as a New York corporation on September 4, 1998 and its principal business address is 845 Third Avenue, 6th Floor, New York, New York 10022. On January 15, 1999, Trainer's predecessor, a company formerly known as Trainer, Wortham & Company, Incorporated, a New York corporation, was merged with and into Trainer, which, at such time, was named FRTW Corp., a New York corporation. Trainer is a wholly-owned subsidiary of First Republic Bank, a state chartered banking institution located at 388 Market Street, San Francisco, CA 94111.

          The names, titles and principal occupations of the current directors and executive officers of Trainer are set forth in Appendix A hereto. No officers or Directors of the Company are officers, directors or employees of Trainer.

Description of Portfolio Management Team

          The following investment professionals at Trainer will assist in the management of the Fund effective March 15, 2000: Robert J. Vile and Charles V. Moore. Please refer to Appendix A for a brief summary of the business experience and educational background of these investment professionals.

Description of the Prior Agreement

          Under the Prior Agreement, subject to the oversight and review of Centurion and the Board of Directors, the Prior Sub-Adviser managed the investment and reinvestment of a portion of the assets of the Fund (the "Allocated Assets"). Specifically, the Prior Sub-Adviser determined the investments to be purchased or sold with respect to the Allocated Assets, employed professional portfolio managers and securities analysts who provided research services to the Fund, provided Centurion with records concerning its activities which Centurion or the Company is required to maintain and rendered regular reports to Centurion and to officers and Directors of the Company.

          In return for the services provided, Centurion paid the Prior Sub-Adviser a fee, computed daily and paid monthly at the following annual rates of average daily net assets of the Fund: 0.30% of the Fund's average daily net assets up to $25 million and 0.25% of the Fund's average daily net assets in excess of $25 million, multiplied by a fraction, the numerator of which is the average daily value of Allocated Assets and the denominator of which is the average daily value of the Fund's total assets. For fiscal year ended September 30, 1999, the Prior Sub-Adviser was paid an aggregate fee of $102,157.

          Under the Prior Agreement, the Prior Sub-Adviser was responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it and the Fund), which did not include expenses of the Fund, such as brokerage fees and commissions. The Prior Agreement also provided that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of the Prior Sub-Adviser, the Prior Sub-Adviser would not be liable to Centurion, the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or Centurion in connection with the matters set forth in the Prior Agreement.

          The Prior Agreement could be terminated without penalty: (i) by Centurion at any time upon sixty (60) days' written notice to the Prior Sub-Adviser and the Fund; (ii) at any time by vote of a majority of the Company's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to Centurion and the Prior Sub-Adviser;

or (iii) by the Prior Sub-Adviser at any time upon sixty (60) days' written notice to Centurion and the Fund.

          The Prior Sub-Adviser acted as sub-investment adviser to the Fund from December 7, 1998 to March 15, 2000. The Prior Agreement was last approved by the Board on November 24, 1998 and by the sole shareholder of the Fund on November 24, 1998. Notice of termination of the Prior Agreement was delivered to the Prior Sub-Adviser on January 14, 2000.

The New Sub-Advisory Agreement

          The new Sub-Advisory Agreement is substantially identical to the Prior Agreement. The Sub-Advisory Agreement, however, will identify Trainer as the new sub-investment adviser and will also have new execution and termination dates.

          The new Sub-Advisory Agreement will be dated as of the date of its approval by the shareholders. The Sub-Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of its approval, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Directors or by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and, in either event, the vote of a majority of the non-interested Directors, cast in person at a meeting called for such purpose.

Other Information

          CFBDS, Inc., located at 20 Milk Street, Boston, Massachusetts 02109-5408, currently serves as the Fund's principal underwriter pursuant to a written agreement dated November 24, 1998. SSB Citi Fund Management LLC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's Administrator pursuant to a written agreement dated November 24, 1998. At the February 18, 2000 meeting of the Board of Directors, the Company determined to terminate its contract with CFBDS, Inc. and to retain the services of Salomon Smith Barney Inc. as the Fund's principal underwriter pending the repeal of the Glass-Steagall Act.

Required Vote

          Approval of the Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined above) of the Fund. The Board of Directors of the Company, including a majority of the non-interested Directors, recommend that the shareholders of the Fund vote in favor of this Proposal.

                             ADDITIONAL INFORMATION

Proposals of Shareholders

          The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request For Special Meeting

          Shareholders holding at least 10% of the Company's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before The Special Meeting

          The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,



Jennifer L. Stecker

Secretary

                                                                     APPENDIX A

            Directors and Officers of Trainer, Wortham & Company Inc.

          Except as indicated, the business address of each individual is 845 Third Avenue, 6th Floor, New York, New York 10022.

Charles V. Moore, CIC, President. Received his BA degree in Economics from the University of Virginia in 1961, his LLB from Vanderbilt Law School in 1964 and his MBA from the Wharton School of Finance in 1966. Mr. Moore was previously associated with Brown Brothers, Harriman and joined Trainer in 1967. He is a member of the Tennessee Bar Association.

A. Alexander Arnold, III, CIC, Managing Director. Received his BA degree in Business and Economics from Rollins College in 1964 and his MBA in Finance and Economics from Boston University in 1967. From 1967 - 1969 he managed personal investment accounts at the U.S. Trust Company. Mr. Arnold joined Trainer in 1969.

David P. Como, Managing Director; President of Trainer, Wortham Funds. Received his BS from Villanova University in 1968. He served as an oil analyst for Chemical Bank and developed their technical analysis department until early 1969. Mr. Como joined Trainer in 1969 and has served as Director of Research for over 25 years. He has been a regular guest on CNN Financial News.

H. Williamson Ghriskey, Jr., Managing Director. Received his BA in Economics from the University of North Carolina at Chapel Hill in 1966. He received his MBA from Rutgers University in 1968. Mr. Ghriskey was associated with the Investment Counsel and Employee Benefit Trust Divisions of the Bank of New York from 1968 to 1978. He also served as a member of the Investment Policy Committee during this period. Mr. Ghriskey joined Trainer in 1978. He is a past President and Chairman of the Investment Counsel Association of America.

H. Williamson Ghriskey, Managing Director. Graduate of Princeton University in 1934 and received his MBA, with distinction, from Harvard University in 1936. Mr. Ghriskey was a Vice-President at First Boston Company from 1936 to 1942. He served in the United States Navy for several years, attaining the rank of Lieutenant Commander. Mr. Ghriskey was associated with Neville, Rodie and Shaw from 1947 to 1978, and was elected President in 1966. He joined Trainer in 1978 and has served as a past Secretary and President of the Investment Counsel Association of America.

John D. Knox, Managing Director, Vice President of Trainer Wortham Total Return Bond Fund and California Intermediate Tax-Free Fund. Received his BA degree in Economics from Princeton University in 1981. He was a Vice-President in the Fixed Income Division of Chase Manhattan Bank from 1981 to 1983. Mr. Knox was associated with Morgan Stanley Asset Management from 1983 to 1994 as a principal and Senior Portfolio Manager. He was associated with Bear Stearns Asset Management as Director of Global Fixed Income and President of Bear Stearns Fund Management from 1994 to 1995. Mr. Knox joined Trainer in 1995.

Catherine Y. Jackson, CFA, Managing Director, Director of Research. Received her BA degree in History and Political Science from Tufts University in 1987 and her MBA from Georgetown University in 1992. Ms. Jackson was associated with Dean Witter Reynolds ADR Research department from 1992 to 1994. From 1994 to 1998 she was a Vice President of Lepercq, de Neuflize, where she was senior international equity analyst and Portfolio Manager. Ms. Jackson joined Trainer in 1998.

Robert J. Vile, CPA, CFA, Managing Director, Vice President of Trainer Wortham Large-Cap Growth Fund. Received his BS degree in Accounting from Susquehanna University in 1980. He received his professional designations, Certified Public Accountant in 1981 and Chartered Financial Analyst in 1992. Mr. Vile was associated with KPMG Peat Marwick from 1980 to 1983. He served as Investment Officer for Widmann, Siff & Co. from 1983 to 1989, and as the Investment Manager at Doylestown Health Foundation from 1989 to 1991. Mr. Vile served as Investment Research Officer at the Dai-ichi Kangyo Bank from 1991 to 1994. He was the Equity Portfolio Manager at Harleysville Asset Management from 1994 to 1998. Mr. Vile joined Trainer in 1998.

John N. Daly, Managing Director. Received his BA from Yale University in 1959 and attended the Harvard Business School Advanced Management Program in 1979. He has over 35 years of experience in the fields of investment management and securities, including heading the Asset Management Division of E.F. Hutton and the Private Investor Department of Salomon Brothers. Prior to joining Trainer in 1999, Mr. Daly was a Managing Director of Spears, Benzak, Salomon & Farrell. He is a member of the Board of Directors of the Money Management Institute and the Advisory Board of the Institute for Investment Management Consultants.

Maarten R. van Hengel, Managing Director - Received his BA from Wagner College in 1977. Prior to joining Trainer Wortham, Mr. van Hengel was a senior investment strategist and portfolio manager, and member of the Global Investment Bank and a senior vice-president of Carret and Company and President of Carret Securities from 1981-1990. From 1990-1992, he was associated with Clifford/Russell and 1992-1993 he was with Swiss Bank. From 1993-2000, he was a Principal at Bankers Trust in the private asset management group. Mr. van Hengel joined Trainer Wortham in 2000.

Berk Nowak, CFA, Vice President - Received his BA in Economics from Bucknell University in 1992. Prior to joining Trainer Wortham, Mr. Nowak was a Portfolio Manager in the Private Banking division of Bankers Trust. He also served as the

Secretary of the Domestic Investment Strategy Committee, which set asset allocation policy. Mr. Nowak joined Trainer Wortham in 1999.

Elizabeth B. Eynon, Research Analyst. Received her AB degree in Fine Arts from Harvard University in 1995. Prior to joining Trainer in 1998, Miss Eynon was a corporate finance analyst at Salomon Brothers and traded U.S. Treasury bonds at Credit Suisse First Boston.

William Flinn III, Vice President. Received his BA in History and English from Georgetown University in 1987 and his MBA in Finance and International Business from Columbia University in 1994. Mr. Flinn graduated from two management training programs: First American Class of 1989 and Barclays de Zoedte Wedd. MBA Class of 1995. Prior to joining Trainer in 1998, Mr. Flinn was an Institutional Salesman at Needham & Company, Inc.

James H. Herbert, II, Director. Received his B.S. from Babson College in 1966 and his M.B.A. from New York University in 1969. Since 1985, he has served as President, CEO & Director of First Republic Bank. From 1980 to 1985, Mr. Herbert served as President, CEO & Director of San Francisco Bancorp.

Katherine August-deWilde, Director. Received her A.B. from Groucher College in 1969 and her M.B.A. from Stanford University in 1975. Since 1985, she has served as Chief Operating Officer and Executive Vice President of First Republic Bank. From 1979 to 1985, she served as Senior Vice President and Chief Operating Officer of PMI Mortgage Insurance Co.

James P. Conn, Director. Received a B.S. from Santa Clara University in 1959. From 1992 to 1998, he was the Chief Investment Officer of Financial Security Assurance and from 1988 to 1992, he was the CEO of Bay Meadows Operating Company. Prior to that, Mr. Conn served as the Chief Investment Officer of Transamerica from 1975 to 1988.

Roger O. Walther, Director. Received his B.S. from the U.S. Coast Guard Academy in 1958 and his M.B.A. from the Wharton School in 1961. Since 1968, he has been the owner and Chairman of Tucker Corporation.

Laurence E. Ach, CFA, Managing Director. Received his BA from Trinity College in 1969 and an MBA in Finance from the Wharton School in 1972. Mr. Ach had portfolio management and analytical responsibilities at NSR Asset Management, General Reinsurance and Bankers Trust. From 1986 to 1994 Mr. Ach was a Senior Vice-President/Senior Portfolio Manager at Lazard Freres Asset Management. From 1994 to 1999 Mr. Ach was with Lynch & Mayer Inc., where he headed the firm's Private Asset Management division. Mr. Ach joined Trainer in June 1999.

                                                                      EXHIBIT A

                              CENTURION FUNDS, INC.
                                On behalf of the
                           Centurion U.S. Equity Fund

                                     Form of
                        INVESTMENT SUB-ADVISORY AGREEMENT




                                                                 March __, 2000

Trainer, Wortham & Company Inc.
845 Third Avenue, 6th Floor
New York, New York  10022


Dear Sirs:

     Under an investment management agreement (the "Management Agreement") between Centurion Funds, Inc., a Maryland corporation (the "Fund"), and Centurion Trust Company (the "Manager"), the Manager serves as investment manager to the Centurion U.S. Equity Fund (the "Portfolio"), a series of the Fund. The Manager hereby confirms its agreement with Trainer, Wortham & Company Inc. (the "Sub-adviser") with respect to the Sub-adviser's serving as an investment sub-adviser to the Portfolio, as follows:

          Section 1. Investment Description; Appointment
                     -----------------------------------

          (a) The Fund desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Fund's Articles of Incorporation dated August 20, 1998, as amended from time to time (the "Articles"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Fund's Board of Directors. Copies of the Prospectus, the Statement of Additional Information and the Articles have been or will be submitted to the Sub-adviser.

          (b) The Manager, with the approval of the Fund, hereby appoints the Sub-adviser to act as an investment sub-adviser to the Portfolio for the periods and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services set forth below for the compensation herein provided.

          Section 2. Services as Sub-adviser
                     -----------------------

          (a) Subject to the supervision and direction of the Manager, the Sub-adviser will manage the portion of the Portfolio's assets allocated to the Sub-adviser upon the recommendation of the Manager and the review of the Fund's Directors ("Allocated Assets") in accordance with: (1) the Articles, (2) the Investment Company Act of 1940, as amended (the "Act"), the Investment Advisers Act of 1940, as amended (the "Advisers Act"), all applicable rules and regulations thereunder and all other applicable laws and regulations, (3) the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information, and (4) investment parameters provided by the Manager from time to time and procedures adopted by the Fund's Directors. The Manager may, in its absolute discretion and upon notice to the Sub-adviser, increase or decrease the Allocated Assets. In connection therewith, the Sub-adviser will:

               (i) provide a continuous investment program for the Allocated Assets, including investment research and determining whether to purchase, retain or sell securities and other investments on behalf of the Portfolio. The Sub-adviser is hereby authorized to execute, or place orders for the execution of, all transactions on behalf of the Portfolio with respect to the Allocated Assets;

               (ii) assist the Fund's custodians and accounting agent in determining or confirming, consistent with the procedures and policies stated in the Prospectus and Statement of Additional Information, the value of any portfolio securities or other portfolio assets represented in the Allocated Assets for which the custodians and accounting agent seek assistance from or identify for review by the Sub-adviser;

               (iii) monitor the execution of transactions and the settlement and clearance of the Portfolio's securities transactions represented in the Allocated Assets;

               (iv) exercise voting rights in respect of portfolio securities represented in the Allocated Assets; and

               (v) provide reports to the Fund's Directors for consideration at quarterly meetings of the Board on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and furnish the Manager and the Fund's Directors with such periodic and special reports as the Fund or the Manager may reasonably request.

          (b) In connection with the performance of the services of the Sub-adviser provided for herein, the Sub-adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-adviser shall remain responsible and liable for the performance of its duties hereunder.

          Section 3. Execution of Transactions
                     -------------------------

          (a) The Sub-adviser agrees that it will execute transactions for the Portfolio with respect to Allocated Assets only through brokers or dealers appearing on a list of brokers and dealers provided by the Sub-adviser and approved by the Manager. The Sub-adviser may place orders with respect to Allocated Assets with SSB Citi Fund Management LLC or its affiliates in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations.

          (b) In executing transactions for the Portfolio, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.

          (c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-adviser or to the Manager for use on behalf of the Portfolio and/or other accounts over which the Sub-adviser or Manager, or an affiliate of either, exercise investment discretion.

          (d) The Sub-adviser will not effect orders for the purchase or sale of securities on behalf of the Portfolio through brokers or dealers as agents.

          (e) In connection with the purchase and sale of securities for the Portfolio, the Sub-adviser will provide such information as may be reasonably necessary to enable the Fund's custodians and administrator to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

          Section 4. Information Provided to the Manager and
                     ---------------------------------------
                     the Fund; Certain Representations of the
                     ----------------------------------------
                     Sub-adviser
                     -----------

          (a) The Sub-adviser agrees that it will make available to the Manager and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Portfolio, including without limitation records relating to trading by employees of the Sub-adviser for their own accounts and on behalf of other clients, to assist the Manager and the Fund in monitoring compliance with the Act and the Advisers Act, as well as other applicable laws and guidelines. The Sub-adviser agrees to cooperate with the Fund and the Manager and their respective representatives in connection with any such monitoring efforts. The Sub-adviser will furnish the Fund's Directors with respect to the Portfolio such periodic and special reports as the Manager and the Directors may reasonably request.

          (b) The Sub-adviser agrees that it will immediately notify the Manager and the Fund: (i) in the event that the Sub-adviser or any of its affiliates becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment sub-adviser pursuant to this Agreement, or becomes or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (ii) of a change in the Sub-adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; (iii) of any reorganization or change in the Sub-adviser, including any change in its ownership or key employees; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-adviser's managing the Allocated Assets, the Portfolio's investment portfolio has ceased to adhere to the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus or Statement of Additional Information or is otherwise in violation of applicable law.

          (c) The Sub-adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission; and it further agrees to notify the Manager and the Fund immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Prospectus or Statement of Additional Information, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

          (d) The Sub-adviser represents and warrants that it is an investment adviser registered under the Advisers Act and other applicable laws and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-adviser has supplied the Manager and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Manager and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document. The Sub-adviser further represents that the statements contained in its Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Sub-adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement. The Sub-adviser acknowledges that it is an "investment adviser" to the Portfolio within the meaning of the Act and the Advisers Act.

          (e) The Sub-adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the Act and will provide the Fund with any amendments to such Code.

          Section 5. Books and Records
                     -----------------

          (a) In compliance with the requirements of Rule 31a-3 under the Act, the Sub-adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein

          (b) The Sub-adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

          Section 6. Proprietary and Confidential Information
                     ----------------------------------------

          (a) The Sub-adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Portfolio, the Manager and prior, present or potential shareholders of the Fund and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

          (b) The Sub-adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, the Portfolio, the Manager or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or the Manager, as applicable.

          Section 7. Compensation
                     ------------

          (a) In consideration of services rendered pursuant to this Agreement, the Manager will pay the Sub-adviser a fee that is computed daily and paid monthly at the following annual rates of average daily net assets of the
Portfolio: 0.30% of the Portfolio's average daily net assets up to $25 million and 0.25% of the Portfolio's average daily net assets in excess of $25 million, multiplied by a fraction, the numerator of which is the average daily value of Allocated Assets and the denominator of which is the average daily value of the Portfolio's total assets (the "Portfolio Advisory Fee").

          (b) The Portfolio Advisory Fee for the period from the date of this Agreement becomes effective to the end of the month during which this Agreement becomes effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

          (c) For the purpose of determining fees payable to the Sub-adviser, the value of the Portfolio's net assets shall be computed at the time and in the manner specified in the Prospectus and/or the Statement of Additional Information.

          (d) The Sub-adviser shall have no right to obtain compensation directly from the Portfolio or the Fund for services provided hereunder and agrees to look solely to the Manager for payment of fees due.

          Section 8. Costs and Expenses
                     ------------------

          During the term of this Agreement, the Sub-adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Fund.


          Section 9. Standard of Care
                     ----------------

          The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or the

Fund in connection with the matter to which this Agreement relates, except that the Sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for services; provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Manager or the Fund or to holders of the Fund's shares representing interests in the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Agreement.

          Section 10. Services to Other Companies or Accounts
                      ---------------------------------------

          (a) It is understood that the services of the Sub-adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

          (b) On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Sub-adviser, the Sub-adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in a manner that is fair and equitable in the exercise of its fiduciary obligations to the Portfolio and to such other clients. The Sub-adviser shall provide to the Manager and the Fund all information reasonably requested by the Manager and the Fund relating to the decisions made by the Sub-adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Portfolio and the Sub-adviser's other investment advisory clients.

          (c) The Fund and the Manager understand and acknowledge that the persons employed by the Sub-adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-adviser or any affiliate of the Sub-adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

          Section 11. Duration and Termination
                      ------------------------

          (a) This Agreement shall become effective on March 15, 2000 or, if a later date, the date it is approved by shareholders of the Portfolio, and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or
(ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

          (b) Notwithstanding the foregoing, this Agreement may be terminated, without penalty (i) by the Manager at any time, upon sixty (60) days' written notice to the Sub-adviser and the Fund, (ii) at any time by vote of a majority of the Fund's Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon notice to the Manager and the Sub-adviser, or (iii) by the Sub-adviser at any time upon sixty (60) days' written notice to the Manager and the Fund.

          (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act) by any party hereto.

          (d) In the event of termination of this Agreement for any reason, all records relating to the Portfolio kept by the Sub-adviser shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such records by the Sub-adviser.

          Section 12. Amendments
                      ----------

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

          Section 13. Notices
                      -------

          All communications hereunder shall be given (a) if to the Sub-adviser, to Trainer, Wortham & Company Inc. 845 Third Avenue, 6th Floor, New York, New York 10022 (Attention: _________.), telephone: _______, telecopy: ____________, and (b) if to the Manager or the Fund, c/o Centurion Trust Company, 2425 East Camelback Road, Suite 640, Phoenix, Arizona 85016-4228 (Attention: Gerard P. Dipoto, Jr.), telephone: 602-957-9789 (x236), telecopy: 602-957-9788.

          Section 14. Miscellaneous
                      -------------

          (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Sub-adviser as an agent of the Fund or the Manager.

          (e) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

          If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                                       CENTURION TRUST COMPANY




                                       By:  ____________________________
                                            Name:  Gerard P. Dipoto, Jr.
                                            Title: President



Accepted:
Trainer, Wortham & Company Inc.


By: ______________________________
    Name:
    Title:

                               FORM OF PROXY CARD

                           CENTURION U.S. EQUITY FUND

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of Shareholders to be held on March 31, 2000 at 3:00 p.m., local time.

          The undersigned holder of shares of Centurion U.S. Equity Fund (the "Fund"), a series of Centurion Funds, Inc. (the "Company"), hereby appoints Gerard P. Dipoto, Jr., Jennifer L. Stecker and Michael Kocur, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Company, 2425 East Camelback Road, Suite 530, Phoenix, Arizona 85016-4200 at the date and time indicated above and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     Date: _______________________________, 2000
              PLEASE SIGN IN BOX BELOW

     Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

     ___________________________________________
        Signature(s) Title(s), if applicable



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NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

Please vote by filling in the appropriate box below

1. To approve or disapprove a new sub-investment advisory agreement between Centurion Trust Company and Trainer, Wortham & Company Inc. with respect to the Fund.

     For           Against       Abstain
     [ ]           [ ]           [ ]

2. To transact such other business as may properly come before the meeting or any adjournment thereof.